Exhibit 99.1

RVYL Shareholder Meeting Continued to April 1, with 99% of Votes Cast in Favor of Roundtable Merger

Just 5% Additional Vote Needed to Reach >50% “Yes-Quorum,” to Complete Merger with Roundtable, Inc.

SAN DIEGO, CA, March 26, 2026 — RYVYL Inc. (NASDAQ: RVYL) today announced that, at its Special Meeting of Shareholders to vote on the Company’s planned merger with RTB Digital, Inc. (“Roundtable”), 99% of votes cast continue to support the merger, with 659,620 votes in favor collected to date. Approval by holders of >50% of outstanding shares is required to consummate the merger, meaning only an additional 5% is needed to complete the process. The Company’s board of directors, in consultation with its proxy solicitors, has decided to further adjourn the meeting to allow additional time for vote collection and will reconvene virtually on April 1, 2026 at 4:00 p.m. EST. The record date of February 6, 2026 remains unchanged and continues to apply to the reconvened Special Meeting.

The Company encourages all shareholders who have yet to cast their votes, to vote now so they can be tabulated prior to the reconvened Special Meeting. If additional votes are needed after this recess, the Company anticipates seeking an additional adjournment of the Special Meeting until April 6, 2026.

Shareholders may participate in the reconvened Special Meeting by following this link:: http://www.virtualshareholdermeeting.com/RVYL2026SM

For questions or voting assistance, please contact Kingsdale Advisors at 888-518-6812 or contactus@kingsdaleadvisors.com.

About Roundtable (RTB Digital, Inc.)

Roundtable is a Web3 digital media platform, providing decentralized publishing, commerce, data, syndication, network distribution, ad sales and operations, as well as community platforms and custom apps for major media and professional and major media brands. For more information visit RTB.io

About RYVYL

RYVYL Inc. (NASDAQ: RVYL) operates a digital payment processing business enabling transactions around the globe and provides payment solutions for underserved markets. www.ryvyl.com ..

Cautionary Note Regarding Forward-Looking Statements

This press release includes information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to the Company. Such forward-looking statements include statements that are characterized by future or conditional words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such forward-looking statements include statements regarding the timing and effects of the Reverse Stock Split. By their nature, forward-looking statements address matters that are subject to risks and uncertainties. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements, including the risk that the Reverse Stock Split will not guarantee that the Company regains compliance with Nasdaq’s listing requirements or will remain in compliance with all other requirements for continued listing on Nasdaq. Other risk factors affecting the Company are discussed in detail in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable laws.

RYVYL IR Contact:

Richard Land, Alliance Advisors Investor Relations

973-873-7686, ryvylinvestor@allianceadvisors.com

Roundtable PR Contact:

Mehab Qureshi, RTB Digital Inc.

+91 90289 77198, mehab@roundtable.io